UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2020

LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4550 Towne Centre Court,
San Diego, California 92121
(858) 207-4264
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 25, 2020, La Jolla Pharmaceutical Company (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”):

1.	Election of the five director nominees named in the Proxy Statement to serve until the Company’s 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

2.	Ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Only shareholders of record at the close of business on April 29, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 27,298,836 shares of common stock were issued and outstanding, of which 23,336,479 shares of common stock were present at the Annual Meeting, either in attendance via the live webcast or represented by proxy.

Each of the proposals voted on at the Annual Meeting was approved by the Company’s shareholders. The final voting results with respect to each of the proposals are set forth below:

Proposal 1: Election of Directors

Name of Director Nominees	For	Against	Abstain	Broker Non-vote
Kevin Tang	16,189,448	1,863,796	39,375	5,243,860
Craig Johnson	16,486,701	1,527,943	77,975	5,243,860
Laura Johnson	16,447,607	1,568,125	76,887	5,243,860
David Ramsay	16,831,446	1,184,492	76,681	5,243,860
Robert Rosen	16,819,019	1,209,586	64,014	5,243,860

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
22,148,822	1,074,514	113,143

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	June 29, 2020	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer